Effective Income Tax Rate Reconciliation (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Tax Disclosure [Abstract]
Statutory federal income tax	$ 12,580	$ 5,069	$ (4,567)
Dividend expense on mandatorily redeemable preferred stock and preferred equity interests	8,000	7,272	6,612
State and local net of federal benefit	(1,049)	1,629	382
Other	(177)	407	551
Total provision for income taxes	$ 19,354	$ 14,377	$ 2,978